THE PROCTER & GAMBLE COMPANY
NEWS RELEASE                                        One P&G Plaza
                                                    Cincinnati, OH 45202


                                                           FOR IMMEDIATE RELEASE


        P&G ANNOUNCES NEW DATE FOR SPECIAL SHAREHOLDER MEETING TO APPROVE
                            PROPOSED GILLETTE MERGER
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         CINCINNATI, May 26, 2005 - The Procter & Gamble Company (NYSE:PG)
announced today that the shareholder meeting to approve its proposed merger with The Gillette Company will take place at 9:00 a.m. ET on Tues., July 12, 2005, at P&G's world headquarters in Cincinnati.

         P&G had previously announced a meeting date of June 13, 2005. The company revised its meeting date to allow sufficient time for shareholder review of its proxy and registration statement. The change of meeting date will not impact the overall timeline for closing the deal. The company said it still expects to complete the merger in the fall of 2005.

         The Gillette Company will also hold its shareholder meeting to approve its proposed merger with The Procter & Gamble Company on July 12 at 1:00 p.m. ET at the Hotel Du Pont in Wilmington, Del.

ABOUT PROCTER & GAMBLE
----------------------

         Two billion times a day, P&G brands touch the lives of people around the world. The company has one of the strongest portfolios of trusted, quality, leadership brands, including Pampers(R), Tide(R), Ariel(R), Always(R), Whisper(R), Pantene(R), Bounty(R), Pringles(R), Folgers(R), Charmin(R), Downy(R), Lenor(R), Iams(R), Crest(R), Actonel(R), Olay(R), Clairol Nice `n Easy(R), Head & Shoulders(R), and Wella. The P&G community consists of almost 110,000 employees working in over 80 countries worldwide. Please visit HTTP://WWW.PG.COM for the latest news and in-depth information about P&G and its brands.

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P&G MEDIA CONTACTS:
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In the US: 1-866-PROCTER or 1-866-776-2837
International: +1-513-945-9087


P&G INVESTOR RELATIONS CONTACT:
------------------------------
Thomas Tippl - 513-983-2414


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ADDITIONAL INFORMATION AND WHERE TO FIND IT
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         In connection with the proposed merger, The Procter & Gamble Company
("P&G") has filed a registration statement on Form S-4 on May 26, 2005, with the Securities and Exchange Commission (Registration No. 333-123309), containing a definitive joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus and other documents filed by P&G and The Gillette Company ("Gillette") with the Commission at the Commission's web site at http://www.sec.gov. Free copies of the definitive joint proxy statement/prospectus and each company's other filings with the Commission may also be obtained from the respective companies. Free copies of P&G's filings may be obtained by directing a request to P&G Investor Relations at 513-983-2415. Free copies of Gillette's filings may be obtained by directing a request to Gillette Investor Relations at 617-421-8172.

         This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION
--------------------------------

         P&G, Gillette and their respective directors, executive officers and other members of their management and employees may be soliciting proxies from their respective stockholders in favor of the merger. Information concerning persons who may be considered participants in the solicitation of P&G's stockholders under the rules of the Commission is set forth in the Proxy Statement filed by P&G with the Commission on August 27, 2004, and information concerning persons who may be considered participants in the solicitation of Gillette's stockholders under the rules of the Commission is set forth in the Proxy Statement filed by Gillette with the Commission on March 30, 2005.